BitcoinShop, Inc

Corporate Presentation

(otcqb: BTCS effective March 5, 2014)

(otcqb: TUCND until March 4, 2014)

February 2014

Safe Harbor

The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Bitcoin Shop, Inc. ("Bitcoin Shop", "we" or "us").

While we believe the information provided herein is reliable, as of the date hereof, neither Bitcoin Shop nor any of its affiliates, subsidiaries, directors, officers, employees, agents and consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC").

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Bitcoin Shop and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither Bitcoin Shop nor any of its affiliates undertakes any obligation to update and forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Bitcoin Shop's securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Bitcoin Shop.

Bitcoin Shop files annual, quarterly and current reports, and other information with the SEC. Our filings with the SEC contain important information regarding Bitcoin Shop, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the description of our business and the "Risk Factors" set forth in our Current Report on Form 8-K filed with the SEC on February 6, 2014.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's internet website http://www.sec.gov and on Bitcoin Shop's web site (www.bitcoinshop.us)
You may also read and copy any document that Bitcoin Shop files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

Investment Highlights

- Bitcoin Shop, Inc (“Bitcoin Shop”) is an early mover in the ecommerce virtual currency ecosystem.
- Bitcoin Shop offers over 140,000 products for sale and plans to expand its product offerings.
- Our management team offers the right combination of capital markets experience, industry expertise, and business leadership.
- Virtual currency acceptance and regulatory guidance indicates the potential for an increase in opportunities in the industry.
- Bitcoin Shop is one of first U.S. publicly traded companies in the virtual currency ecosystem.
- Bitcoin Shop does not have inventory or its own logistics chain but rather leverages our vendor’s resources and therefore may be able to rapidly scale.

BitcoinShop, Inc

Industry and Market Overview

Ecommerce Market Overview

- Ecommerce represented only 6% of total U.S. retail sales in 2012 leaving significant growth opportunities.*
- Electronics and apparel/accessories estimated to account for approximately 46% of U.S. ecommerce sales by 2016.*
- Books, movies and videos forecasted to grow at 16.3% CAGR through 2017.*
- Large retail categories like auto and food/beverage have lower sales online indicating room for growth.*

**Source: "US Retail Ecommerce: 2013 Forecast and Comparative Estimates", eMarketer*

U.S. Online Retail Forecast (billions)



$157
$176
$197
$218
$240
$259
$279
2009
2010
2011
2012
2013
2014
2015

Source: Forrester Research, Inc.

U.S. Online Sales by Category



30%
25%
19%
12%
5%
4%
3%
2%
Consumer electronics and appliances
Apparel
Media, toys, and games
Food and drink
Furniture and homeware
Beauty and personal care
Home Improvement and home care
Other

Source: ATKearney The 2013 Global Retail E-Commerce Index™

Bitcoin Ecosystem

What is Bitcoin? Bitcoin is the most mature cryptocurrency.

What is a cryptocurrency? A cryptocurrency is a type of digital currency that relies on cryptography, peer-to-peer networking and decentralization.

Bitcoin Market Participants


Peer 2 Peer decentralized worldwide network
Miners – Introduce Bitcoins to the network by performing cryptographic computations.
Exchanges – Exchange BTC for traditional Fiat currencies.
Users – Use electronic wallets to send or receive Bitcoins.
Businesses/organizations – Accept Bitcoins as a form of payment.
bitcoin
ACCEPTED HERE
bitcoin

Virtual Currency Landscape

Currencies are typically compared using common categories describing the total value and capacity of each specific currency at their fullest designed utilization.

Name	Market Cap	U.S. D Exchange Rate	Total Supply	Features
Bitcoin (BTC)	$9,981,158,954	$827.63	12,359,650	First and biggest player
Ripples (XRP)	$2,034,756,027	$0.021	99,999,998,053	Centralized model, distributing vs. mining
Litecoin (LTC)	$527,834,555	$21.42	25,479,304	Follows Bitcoin model, mining much faster
Peercoin (PPC)	$110,547,911	$5.42	21,116,722	Socially responsible by using energy efficient mining algorithm
Nxt (NXT)	$59,607,527	$0.058	44,139,869,309	First nationally sponsored currency (Cyprus)
DogeCoin (DOGE)	$58,695,427	$0.0013	999,997,986	Mainly person to person, small or micro transactions

Source: Coinmarketcap.com
Data as of: 2/4/2014

Virtual Currency Acceptance

- Financial services and technology industry leaders such as Bank of America and IBM are applying for patents and issuing guidance as economic opportunities in the virtual currency sector rise.

- Financial Crimes Enforcement Network and New York State financial regulators have acknowledged the existence and use of virtual currencies.

- Institutional investment in virtual currency and Bitcoin specific companies is led by well known venture capital and technology companies such as Andreessen Horowitz, Accel Partners, Lightspeed Venture Partners, and Google Ventures.

- Early adopter online retailers have started to implement virtual currency transactions pressuring competitors to adopt a solution. Overstock and TigerDirect announced acceptance of Bitcoin in January 2014.

Bitcoin Ecommerce Overview


Payment Processors
bitpay
coinbase
OKPAY
Coinkite
BIPS
GOCOIN
overstock.com
bitcoinstore
BitcoinShop, Inc
CheapAir.com
TigerDirect.com
okcupid
Bitcoin Shoppers

BitcoinShop, Inc

Corporate Overview

Company Profile – What We Do

We provide a seamless shopping and transaction experience across a variety of product categories for both consumers and sellers who have few alternatives to conduct virtual currency transactions, and complete end-to-end order fulfillment and customer service.


Existing Sellers
amazon
Targeted Sellers
BEST BUY
Target.
PETSMART
JCPenney
Walmart
BitcoinShop, Inc
Customers

Company Profile – How We Do It


Sellers*
BEST BUY
Target.
PETSMART
amazon
JCPenney
Walmart
BitcoinShop, Inc
Customers

- We created an end-to-end robust and scalable virtual currency marketplace.
- Enable sellers to add additional revenue streams from a new customer segment.

Our competitive advantage:
Algorithm / Decisioning

By utilizing virtual currency we provided simplified access for distributors.

- We offer in demand quality products through reputable vendors.
- We're able to source products to meet customer requests in a timely fashion and anticipate automating this process.

** Amazon is currently our only seller*

Competitive Landscape

Ecommerce segments offer varying levels of price vs. convenience depending on their target market.

Price to Convenience



High
Price
Low
Least
Convenience
Most
Branded Sites
bitcoinstore
Liquidators
BitDazzle
TigerDirect.com
Specialty Retail / Private
BitcoinShop, Inc
Major Online Retailers
overstock.com

Non-Financial Metrics

Products Sold


1,400
1,200
1,000
800
600
400
200
0
88
1,266
3Q2013
4Q2013

Total Product Offered (1,000s)


160
140
120
100
80
60
40
20
0
30
135
3Q2013
4Q2013

Site Traffic (1,000s)


500
400
300
200
100
0
Unique Visits
Total Visits
Page Views
9
11
46
68
85
395
3Q2013
4Q2013

Total Registered Users


800
600
400
200
0
106
750
3Q2013
4Q2013

Customer Information and Feedback

We use analytics to improve customer experience and retention.


BitcoinShop, Inc
FUN ORDERS
HEALTHIEST:
Helix Aerobic Lateral Trainer
HEAVIEST:
578lb gun safe
SWEETEST:
4lb Jelly Belly Jelly Beans
FIRST ORDER EVER:
Mahalo Soprano Ukulele
MOST FRAGRANT:
Lady Gaga Fame Fluid Eau De Parfum Spray
MOST EXPENSIVE:
Industrial sewing machine
NERDIEST:
StarWars Miniature Set
FURTHEST ADDRESS:
Air Force PO BOX Armed Forces Pacific
?


BitcoinShop, Inc
CUSTOMER IS ALWAYS RIGHT
ANTHONY:
"Thank you for your prompt email! I love the website."
NIKKI:
"Would you mind if I talked about your exceptional customer service on my radio show on Friday night?? I'd like to let our listeners know about your excellent service."
SAM:
"BitcoinShop, Stellar service! The broken TV was picked up and the new TV works Great! You have one more loyal customer and evangelist. Thank you."
JOHN:
"THANK YOU SO MUCH! LOVE YOU GUYS! HAPPY HOLIDAYS!"
SEAN:
"AWESOME!!! Thank you!!! This is a huge help for us above the border shoppers!! Time to make another order!! :o)"
WILLIAM:
"Love the site, thanks for what you do and thanks for the work your putting in for bitcoin."

Access by Laptop, Tablet or Mobile

Our platform is accessible from any modern device.


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Growth Strategy

- Diversify vendor and customer base.
- Develop exclusive relationships with new vendors.
- Expand to new geographies by evaluating global trends in virtual currency acceptance.
- Maintain an agile and scalable technology platform.
- Establish trust and a solid reputation by leveraging existing customer base for testimonials, reviews and ratings.

Management Team

Charles W. Allen, is our Chief Executive Officer and Chief Financial Officer, and director since February 2014. He is responsible for our overall corporate strategy and direction as well as managing our corporate finances. Mr. Allen has extensive experience in business strategy, investment banking and capital markets transactions. In addition, he started his career as an engineer in the telecom industry and brings a balance of business and financial leadership and technical proficiency to the Bitcoin Shop Inc. team. Prior to joining Bitcoin Shop Inc. he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services and financial services. Highlights include Managing Director at RK Equity Capital Markets LLC, Managing Director at TriPoint Global Equities, LLC, and Managing Director at Broadband Capital Management LLC all boutique investment banks focused on advising and raising capital for small and mid size companies. He received a B.S. in Mechanical Engineering from Lehigh University and a M.B.A. from the Mason School of Business at the College of William & Mary.

Michal Handerhan, is our Chief Operating Officer, Chairman of the board of directors and co-founder. He supports both our business and research and development strategy across the management team. From February 2011 through February 2014 he served as an independent IT and web services consultant to the National Aeronautics and Space Administration ("NASA"). From October 2005 until February 2014 Michal was the President and CEO of Meesha Media Group, LLC, which provided high-definition video production services, Web 2.0 development, database management, and social media solutions. From March 2002 through October 2006 he served as a team leader for NASA in their Peer Review Services group. Prior to NASA Peer Review Services Michal served as the web developer for Folio Investments. He received B.S. in Computer Science from Czech Technical University.

Tim Sidie, is our Chief Technical Officer, a director and co-founder. He is responsible for our technology strategy and platform architecture. From May 2013 through February 2014 he was a Software Engineer II at the Space Telescope Science Institute supporting Hubble Space Telescope and the James Webb Space Telescope projects. From June 2011 to July 2013 he was a Software Engineer at NASA's Goddard Space Flight Center for the Direct Readout Laboratory, building software for earth observing satellite systems. After obtaining his Computer Science degree and prior to 2011, he was a Support Engineer for Sourcefire, Inc., providing emergency response services to large corporations on security issues. He attended the University of Delaware from 2006 to 2008, and completed his B.S. in Computer Science from Ursinus College in 2010.

Charlie Kiser Jr., is our Chief Marketing Officer and is responsible for our marketing and business development strategy. He's worked at early and growth stage private and public companies for 15 years in management and c-level roles in marketing, sales, business development and operations. Highlights include Chief Operating Officer and Director of Corporate Strategy for 60 Degrees Pharmaceuticals LLC, a Washington DC pharmaceutical company, Director of Sales and Business Development for Apiphany Inc., an early stage application programming interface management company, (acquired by Microsoft Corporation October 2013), Vice President of Sales and Business Development for FortiusOne Inc., a web mapping and analytics company later renamed GeoIQ. He's an Advisor to several early stage startup companies in the DC region, and a Venture Mentor for AccelerateDC, the Washington, DC Economic Partnership Mentorship Program. He graduated from West Virginia University in 1987 with a B.S./B.A. Degree in Finance.

Summary

- We believe Bitcoin Shop is well positioned to take advantage of our first mover advantage in a rapidly growing sector.
- Bitcoin Shop offers over 400 categories with 140,000 products for sale with plans to expand its product offerings and categories.
- Our management team offers the right combination of capital markets experience, industry expertise, and business side leadership.
- Investors are starting to recognize virtual currency acceptance, and regulatory guidance indicates economic stakeholders starting to define opportunities.
- Bitcoin Shop is one of the first U.S. publicly traded company in the virtual currency ecosystem.
- Our value proposition rests on not having inventory or a logistics chain, but rather leverages our vendors resources and therefore may be able to rapidly scale.

Contact Info

Charles Allen
Chief Executive Officer & Chief Financial Officer

Investor Contact Info
ir@bitcoinshop.us
(202)-430-6576